Exhibit 23.4(a)



                         CONSENT OF INDEPENDENT AUDITORS



         We consent to the inclusion of our report dated August 8, 1997, of our audit of the financial statement of Swissray (Duetschland) Rontegentechnik Gmbh for the year ended June 30, 1997 in Swissray International, Inc.'s Form S-1 under SEC File No. 333-59829.




                                /s/THEO LEPPER
                                   THEO LEPPER
                                   Certified Public Accountants


Wiesbaden, Germany
August 3, 2000-08-03